Rule 497(e)
                                                              File Nos. 2-80886
                                                                       811-5034



                               CITIZENS FUNDS(R)
                          Citizens Core Growth FundSM
                        Citizens Emerging Growth Fund(R)
                     Citizens Small Cap Core Growth FundSM
                         Citizens Global Equity Fund(R)
                            Citizens Income Fund(R)
                          Citizens Money Market FundSM

                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 14, 2001
                      TO PROSPECTUS DATED NOVEMBER 1, 2000

On Friday, September 14, 2001 the Citizens Money Market Fund will be open for business. Purchase and sale orders will be accepted, and the Fund will calculate its net asset value, at the times provided in the prospectus, even though the New York Stock Exchange may be closed. If you hold shares through a broker, please contact your broker to place an order; your broker may or may not be able to process all transactions.

The Money Market Fund reserves the right to suspend purchases and redemptions in the event of market or other disruptions, and as provided in the prospectus.